Exhibit (a)(2)
LETTER OF TRANSMITTAL

To Tender
Shares of Common Stock

of

inSilicon Corporation

Pursuant to the Offer to Purchase
Dated August 6, 2002

by

Ferrite Acquisition Corp.,

A Wholly Owned Subsidiary of

Synopsys, Inc.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON WEDNESDAY, SEPTEMBER 4, 2002, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

By Mail:	By Facsimile Transmission:	By Hand or Overnight Courier:

Computershare Trust Company of New York	For Eligible Institutions Only: (212) 701-7636	Computershare Trust Company of New York
Wall Street Station P.O. Box 1010 New York, NY 10268-1010	For Confirmation Only Telephone: (212) 701-7624	Wall Street Plaza 88 Pine Street, 19th Floor New York, NY 10005

Delivery of this Letter of Transmittal to an address other than as set forth above or transmission of instructions via a facsimile to a number other than as set forth above will not constitute a valid delivery to the Depositary for the Offer.

The Instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

Description of Shares Tendered

Name(s) and Address(es) of Registered Holder(s) (Please Fill In, if Blank, Exactly as Name(s) Appear(s) on Share Certificate(s))	Shares Tendered (Attach Additional Signed List If Necessary)

	Share Certificate Number(s)*	Total Number of Shares Represented by Share Certificate(s)*	Number of Shares Tendered**

Total Shares

*	Need not be completed if transfer is made by book-entry transfer.
**
Unless otherwise indicated, it will be assumed that all shares represented by the listed certificates are being tendered. See Instruction 4. IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED, SEE INSTRUCTION 10.

This Letter of Transmittal is to be used either if certificates for Shares (as defined herein) are to be delivered herewith or, unless an Agent’s Message (as defined in the Offer to Purchase, which is defined herein) is utilized, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer described in the Offer to Purchase to an account maintained by the Depositary (as defined herein) at the Book-Entry Transfer Facility (as defined in the Offer to Purchase). Stockholders whose certificates for Shares are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in the Offer to Purchase) with respect to, their Shares (and all other documents required hereby) to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase) of the Offer (as defined below) must tender their Shares in accordance with the guaranteed delivery procedures described in the Offer to Purchase. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution

Account Number

Transaction Code Number

☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY, ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s) ____________________________________________________________________________

Date of Execution of Notice of Guaranteed Delivery

Name of Institution that Guaranteed Delivery

If delivered by book-entry transfer check box:  ☐

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to Ferrite Acquisition Corp., a Delaware corporation (the “Purchaser”) and a wholly owned subsidiary of Synopsys, Inc., a Delaware corporation (“Synopsys”), the above described shares of Common Stock, par value $0.001 per share (“Shares”), of inSilicon Corporation, a Delaware corporation (“inSilicon”), upon the terms and subject to the conditions set forth in the Purchaser’s Offer to Purchase, dated August 6, 2002 (the “Offer to Purchase”), and this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the “Offer”), receipt of which is hereby acknowledged.

Upon the terms of the Offer, subject to, and effective upon, acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered herewith (and any and all other Shares or other securities or rights issued in respect thereof on or after August 6, 2002) and irrevocably constitutes and appoints Computershare Trust Company of New York (the “Depositary”) the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned’s rights with respect to such Shares (and any such other Shares or securities or rights) (i) to deliver certificates for such Shares (and any such other Shares or securities or rights) or transfer ownership of such Shares (and any such other Shares or securities or rights) on the account books maintained by the Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser, (ii) to present such Shares (and any such other Shares or securities or rights) for transfer on inSilicon’s books and (iii) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such other Shares or securities or rights), all in accordance with the terms of the Offer.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered herewith (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares on or after August 6, 2002) and, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good title thereto, free and clear of all liens, restrictions, claims and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered herewith (and any such other Shares or other securities or rights).

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as described in the Offer to Purchase, this tender is irrevocable.

By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints each designee of the Purchaser an attorney-in-fact and proxy of the undersigned, each with full power of substitution, to vote at any annual, special, adjourned or postponed meeting of inSilicon’s stockholders or otherwise in such manner as each such attorney-in-fact and proxy (or his or her substitute) shall in his or her sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy (or his or her substitute) shall in his or her sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy (or his or her substitute) shall in his or her sole discretion deem proper with respect to, the Shares tendered herewith that have been accepted for payment by the Purchaser prior to the time any such action is taken and with respect to which the undersigned is entitled to vote (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares on or after August 6, 2002). This appointment is effective when, and only to the extent that, the Purchaser accepts for payment such Shares as provided in the Offer to Purchase. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Upon such acceptance for payment, all prior powers of attorney, proxies and consents given by the undersigned with respect to the Shares tendered herewith (and any such other Shares or securities or rights) will, without further action, be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective) by the undersigned in respect of such Shares.

The undersigned understands that the valid tender of Shares pursuant to any of the procedures described in the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

Unless otherwise indicated herein in the box labeled “Special Payment Instructions,” please issue the check for the purchase price and/or return any certificate(s) for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) indicated herein in the box labeled “Description of Shares Tendered” on the cover page of this Letter of Transmittal. Similarly, unless otherwise indicated herein in the box labeled “Special Delivery Instructions,” please mail the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) indicated herein in the box labeled “Description of Shares Tendered” on the cover page of this Letter of Transmittal. In the event that both of the boxes herein labeled the “Special Payment Instructions” and the “Special Delivery Instructions,” respectively, are completed, please issue the check for the purchase price and/or return any certificate(s) for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons indicated therein. Please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility. The undersigned recognizes that the Purchaser has no obligation pursuant to the “Special Payment Instructions” to transfer any Shares from the name of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Shares so tendered.

IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED, SEE INSTRUCTION 10.

SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 5, 6 and 7)	SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 5, 6 and 7)

To be completed ONLY if certificate(s) for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment is/are to be issued in the name of someone other than the undersigned.

To be completed ONLY if certificate(s) for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment is/are to be mailed to someone other than the undersigned or to the undersigned at an address other than that listed above.

Issue ☐ check ☐ certificates to: Name (Please Print) Address (Include Zip Code) (Employer Identification or Social Security Number)	Mail ☐ check ☐ certificates to: Name (Please Print) Address (Include Zip Code) (Employer Identification or Social Security Number)

SIGN HERE
(Also Complete Substitute Form W-9 Below)

Signature:

(Signature(s) of Stockholder(s))

Dated:                         , 2002

(Must be signed by registered holder(s) as name(s) appear(s) on the certificate(s) for the Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s) ___________________________________________________________________________________________________

(Please Print)

Capacity (full title)

Address

(Include Zip Code)

Daytime Area Code and Telephone Number

Taxpayer Identification or
Social Security Number
(See Substitute Form W-9)

GUARANTEE OF SIGNATURE(S)
(If Required—See Instructions 1 and 5)

Authorized Signature

Name
(Please Print)

Title

Name of Firm

Address
(Include Zip Code)

Daytime Area Code and Telephone Number

Dated:                         , 2002

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.    Guarantee of Signatures.    No signature guarantee is required on this Letter of Transmittal if (i) this Letter of Transmittal is signed by the registered holder(s) of Shares tendered herewith, unless such registered holder(s) has completed either the box labeled “Special Payment Instructions” or the box labeled “Special Delivery Instructions” on this Letter of Transmittal, or (ii) such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, Nasdaq Stock Market Guarantee Program or the Stock Exchange Medallion Program or by any other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an “Eligible Institution”). For purposes of this Instruction, a “registered holder” of Shares includes any participant in the Book-Entry Transfer Facilities’ system whose name appears on a security position listing as the owner of the Shares. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

2.    Requirements of Tender.    This Letter of Transmittal is to be completed by stockholders either if certificates are to be tendered herewith or, unless an Agent’s Message is utilized, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer described in the Offer to Purchase to an account maintained by the Depositary at the Book Entry Transfer Facility. For a stockholder to validly tender Shares in the Offer, either (i) the certificate(s) representing the tendered Shares, together with this Letter of Transmittal (or a facsimile copy of it), properly completed and duly executed, together with any required signature guarantees and any other required documents, must be received by the Depositary at one of its addresses listed herein prior to the Expiration Date, (ii) in the case of a tender effected pursuant to a book-entry transfer (a) either this Letter of Transmittal (or a facsimile copy of it), properly completed and duly executed, together with any required signature guarantees, or an Agent’s Message, and any other required documents, must be received by the Depositary at one of its addresses listed herein prior to the Expiration Date, and (b) the Shares to be tendered must be delivered pursuant to the book-entry transfer procedures described in the Offer to Purchase and a Book-Entry Confirmation must be received by the Depositary prior to the Expiration Date, or (iii) the tendering stockholder must comply with the guaranteed delivery procedures described in the Offer to Purchase prior to the Expiration Date.

If a stockholder desires to tender Shares in the Offer and such stockholder’s certificates representing such Shares are not immediately available, or the book-entry transfer procedures described in the Offer to Purchase cannot be completed on a timely basis, or time will not permit all required documents to reach the Depositary prior to the Expiration Date, such stockholder may tender such Shares if all the following conditions are met: (i) such tender is made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, is received by the Depositary at one of its addresses listed herein prior to the Expiration Date; and (iii) either (a) the certificates representing such Shares, together with this Letter of Transmittal (or a facsimile copy of it), properly completed and duly executed, and any required signature guarantees, and any other required documents, are received by the Depositary at one of its addresses listed herein within three trading days (as described below) after the date of execution of such Notice of Guaranteed Delivery or (b) in the case of a book-entry transfer effected pursuant to the book-entry transfer procedures described in the Offer to Purchase, (1) either this Letter of Transmittal (or a facsimile copy of it), properly completed and duly executed, and any required signature guarantees, or an Agent’s Message, and any other required documents, is received by the Depositary at one of its addresses listed herein, and (2) such Shares are delivered pursuant to the book-entry transfer procedures described in the Offer to Purchase and a Book-Entry Confirmation is received by the Depositary, in each case within three trading days after the date of execution of such Notice of Guaranteed Delivery. For purposes of the foregoing, a “trading day” is any day on which the Nasdaq Stock Market is open for business.

The method of delivery of Shares to be tendered in the Offer, this Letter of Transmittal and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the election and risk of the tendering stockholder. Shares to be tendered in the Offer, will be deemed delivered only when actually received by the Depositary (including, in the case of a book-entry transfer, by Book-Entry Confirmation). If delivery of Shares is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile copy of it), waive any right to receive any notice of the acceptance of their Shares for payment.

3.    Inadequate Space.    If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

4.    Partial Tenders (Applicable to Certificate Stockholders Only).    If fewer than all the Shares evidenced by any certificate submitted are to be tendered herewith, fill in the number of Shares that are to be tendered in the box entitled “Number of Shares Tendered.” In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder(s), unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance of payment of, and payment for, the Shares tendered herewith. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5.    Signatures on Letter of Transmittal, Stock Powers and Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered herewith, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without any change whatsoever.

If any of the Shares tendered herewith are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and proper evidence, satisfactory to the Purchaser, of their authority so to act must be submitted.

When this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered herewith, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or certificates for Shares not tendered or accepted for payment are to be issued to, a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of certificate(s) listed on the cover page, such certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner(s) appear on such certificate(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

6.    Stock Transfer Taxes.    The Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Shares not to be tendered or not accepted for payment are to be registered in the name of, any person(s) other than the registered owner(s), or if tendered certificate(s) are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) listed in this Letter of Transmittal.

7.    Special Payment and Delivery Instructions.    If a check is to be issued in the name of, and/or certificates for Shares not accepted for payment are to be returned to, a person other than the person signing this Letter of Transmittal, or if a check is to be sent and/or such certificates are to be returned to a person other than the person signing this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

8.    Waiver of Conditions.    The Purchaser reserves the absolute right in its sole discretion to waive any of the specified conditions (other than the Minimum Condition (as defined in the Offer to Purchase)) of the Offer, in whole or in part, in the case of any Shares to be tendered herewith.

9.    30% Backup Withholding.    In order to avoid backup withholding of U.S. federal income tax on payments of cash pursuant to the Offer, a stockholder tendering Shares in the Offer who is a U.S. citizen or a U.S. resident alien must, unless an exemption applies, provide the Depositary with such stockholder’s correct taxpayer identification number (“TIN”) on Substitute Form W-9 included below in this Letter of Transmittal and certify under penalties of perjury that such TIN is correct and that such stockholder is not subject to backup withholding. If a stockholder does not provide such stockholder’s correct TIN or fails to provide the certifications described above, the Internal Revenue Service (the “IRS”) may impose a penalty on such stockholder and payment of cash to such stockholder pursuant to the Offer may be subject to backup withholding of 30%.

Backup withholding is not an additional tax. Rather, the amount of the backup withholding can be credited against the Federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the stockholder upon filing an income tax return.

The stockholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner(s) of the Shares tendered herewith. If such Shares are held in more than one name, or are not in the name of the actual owner(s), consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

The box in Part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 30% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such Stockholder if a TIN is provided to the Depositary within 60 days.

See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more instructions.

Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Tendering stockholders who are not U.S. citizens or U.S. resident aliens should complete and sign the main signature form and the Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding, included below in this Letter of Transmittal, in order to avoid backup withholding. Stockholders should consult their tax advisors about qualifying for exemption from backup withholding and the procedure for obtaining such exemption.

10.    Lost, Destroyed or Stolen Certificates.    If any certificate representing Shares to be tendered in the Offer has been lost, destroyed or stolen, the Stockholder should promptly notify the transfer agent for inSilicon common stock, Equiserve Trust Company, at (816) 843-4299. The stockholder will then be instructed by Equiserve Trust Company as to the steps that must be taken in order to replace such certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been completed.

Important:    This Letter of Transmittal (or a manually signed facsimile copy of it) together with any signature guarantees, or in the case of a book-entry transfer, an Agent’s Message, and any other required documents, must be received by the Depositary prior to the Expiration Date and either certificates for tendered Shares must be received by the Depositary or Shares must be delivered pursuant to the procedures for book-entry transfer described in the Offer to Purchase, in each case prior to the Expiration Date, or the tendering stockholder must comply with the procedures for guaranteed delivery described in the Offer to Purchase.

PAYER’S NAME: COMPUTERSHARE TRUST COMPANY OF NEW YORK

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number(s) OR Employer Identification Number

Part 2—Certification. Under penalties of perjury, I certify that:
(1)    The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued for me) and
(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions—You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax returns. However, if after being notified by the IRS that you are subject to backup withholding, you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out such item (2). If you are exempt from backup withholding, check the box in Part 4 above.

Signature: _________ Date: __________
Part 3 Awaiting TIN ☐ Part 4 Exempt TIN ☐

NOTE:
Failure to complete and return this Substitute Form W-9 may result in backup withholding of 30% of any payments made to you pursuant to the offer. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional information.

You must complete the following certificate if you checked
the box in part 3 of Substitute Form W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the Depositary, 30% percent of all reportable payments made to me will be withheld, but will be refunded to me if I provide a certified taxpayer identification number within 60 days.

Signature	Date__________________________________

Form **W-8BEN**
(Rev. December 2000)
Department of the Treasury
Internal Revenue Service

▶ Section references are to the Internal Revenue Code. ▶ See separate instructions.
▶ Give this form to the withholding agent or payer. Do not send to the IRS.

OMB No. 1545-1621

Do not use this form for:	**Instead, use Form:**
• A U.S. citizen or other U.S. person, including a resident alien individual	W-9
• A person claiming an exemption from U.S. withholding on income effectively connected with the conduct of a trade or business in the United States	W-8ECI
• A foreign partnership, a foreign simple trust, or a foreign grantor trust (see instructions for exceptions)	W-8ECI or W-8IMY
• A foreign government, international organization, foreign central bank of issue, foreign tax-exempt organization, foreign private foundation, or government of a U.S. possession that received effectively connected income or that is claiming the applicability of section(s) 115(2), 501(c), 892, 895, or 1443(b) (see instructions)	W-8ECI or W-8EXP

Note: *These entities should use Form W-8BEN if they are claiming treaty benefits or are providing the form only to claim they are a foreign person exempt from backup withholding.*

• A person acting as an intermediary	W-8IMY

Note: *See instructions for additional exceptions.*

Part I Identification of Beneficial Owner (See instructions.)

1 Name of individual or organization that is the beneficial owner

2 Country of incorporation or organization

3 Type of beneficial owner: ☐ Individual ☐ Corporation ☐ Disregarded entity ☐ Partnership ☐ Simple trust ☐ Grantor trust ☐ Complex trust ☐ Estate ☐ Government ☐ International organization ☐ Central bank of issue ☐ Tax-exempt organization ☐ Private foundation

4 Permanent residence address (street, apt. or suite no., or rural route). **Do not use a P.O. box or in-care-of address.**

City or town, state or province. Include postal code where appropriate.

Country (do not abbreviate)

5 Mailing address (if different from above)

City or town, state or province. Include postal code where appropriate.

Country (do not abbreviate)

6 U.S. taxpayer identification number, if required (see instructions) ☐ SSN or ITIN ☐ EIN

7 Foreign tax identifying number, if any (optional)

8 Reference number(s) (see instructions)

Part II Claim of Tax Treaty Benefits (if applicable)

9 **I certify that (check all that apply):**

a ☐ The beneficial owner is a resident of .... within the meaning of the income tax treaty between the United States and that country.

b ☐ If required, the U.S. taxpayer identification number is stated on line 6 (see instructions).

c ☐ The beneficial owner is not an individual, derives the item (or items) of income for which the treaty benefits are claimed, and, if applicable, meets the requirements of the treaty provision dealing with limitation on benefits (see instructions).

d ☐ The beneficial owner is not an individual, is claiming treaty benefits for dividends received from a foreign corporation or interest from a U.S. trade or business of a foreign corporation, and meets qualified resident status (see instructions).

e ☐ The beneficial owner is related to the person obligated to pay the income within the meaning of section 267(b) or 707(b), and will file Form 8833 if the amount subject to withholding received during a calendar year exceeds, in the aggregate, $500,000.

10 **Special rates and conditions** (if applicable—see instructions): The beneficial owner is claiming the provisions of Article .... of the treaty identified on line 9a above to claim a .... % rate of withholding on (specify type of income): ....

Explain the reasons the beneficial owner meets the terms of the treaty article: ....

....

Part III Notional Principal Contracts

11 ☐ I have provided or will provide a statement that identifies those notional principal contracts from which the income is **not** effectively connected with the conduct of a trade or business in the United States. I agree to update this statement as required.

Part IV Certification

Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:

- I am the beneficial owner (or am authorized to sign for the beneficial owner) of all the income to which this form relates,
- The beneficial owner is not a U.S. person,
- The income to which this form relates is not effectively connected with the conduct of a trade or business in the United States or is effectively connected but is not subject to tax under an income tax treaty, **and**
- For broker transactions or barter exchanges, the beneficial owner is an exempt foreign person as defined in the instructions.

Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner.

Sign Here ▶ Signature of beneficial owner (or individual authorized to sign for beneficial owner) | Date (MM-DD-YYYY) | Capacity in which acting

For Paperwork Reduction Act Notice, see separate instructions. Cat. No. 25047Z Form **W-8BEN** (Rev. 12-2000)

Manually signed facsimile copies of this Letter of Transmittal will be accepted. This Letter of Transmittal, certificates for Shares and any other required documents should be sent or delivered by each stockholder or such stockholder’s broker, dealer, bank, trust company or other nominee to the Depositary at one of its addresses listed below.

By Mail:	By Facsimile Transmission:	By Hand or Overnight Courier:

Computershare Trust Company of New York Wall Street Station P.O. Box 1010 New York, NY 10268-1010	For Eligible Institutions Only: (212) 701-7636 For Confirmation Only Telephone: (212) 701-7624	Computershare Trust Company of New York Wall Street Plaza 88 Pine Street, 19th Floor New York, NY 10005

Questions regarding the Offer, and requests for assistance in connection with the Offer, may be directed to the Information Agent for the Offer at its address and telephone number listed below. Additional copies of the Offer to Purchase, this Letter of Transmittal, a Notice of Guaranteed Delivery or any other materials related to the Offer may be obtained from the Information Agent for the Offer. You may also contact your broker, dealer, bank, trust company or other nominee for assistance concerning the Offer.

D. F. King & Co., Inc.

77 Water Street
New York, New York 10005-4495
Banks and Brokers Call Collect: (212) 269-5550
All Others Call Toll Free: (800) 758-5880